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Unlike personal funds deposited in a federally guaranteed institution such as a savings bank or commercial bank, money invested in mutual funds is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Nor is past performance a guarantee of future results. But there are a variety of organizations that oversee investing.

The Securities and Exchange Commission (SEC) "enforces laws that determine how investments are offered and sold" to the public. Learn more about saving from a free brochure at (link)http://www.sec.gov/consumer/cosra/brochure.htm.

The National Association of Securities Dealers (NASD) was formed in 1937 as a self-regulating industry organization to enforce SEC regulations though its membership. NASD-member institutions subscribe to its internal guidelines as well as SEC regulations, and their performance is monitored accordingly. In addition, the NASD helps the industry raise capital by developing, operating, and regulating securities that are efficient, fair, and liquid.

You may invest in funds that are comprised, in part, by government-backed securities. Be aware these securities are backed only for their face value, not the market value of the fund's shares.

Many publications also monitor mutual fund performance as well as other aspects of their operations, and report their findings to consumers to facilitate comparisons. These reviews occur on a regular basis, making it possible for the savvy investor to compare, say, one utility fund to another without paying the fees that often accompany the advice offered by representatives of "load funds." Below is a list of the Internet sites of leading financial publications which regularly rate mutual funds:

  (link)Barron's (quarterly)
  (link)Business Week (Feb.)
  (link)Consumer Reports
  (link)Forbes (Sept.)
  (link)Fortune (fall)
  (link)Investors Business Daily
  (link)Money Magazine (Nov.)
  (link)Morningstar Mutual Fund Report
  (link)Value Line Mutual Fund Survey
  (link)Wall Street Journal

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